Regency Energy Partners

Platts Oil & Gas Shale Developer Conference

June 3, 2010


REGENCY
ENERGY PARTNERS

Forward Looking Statements

Certain matters discussed in this press release include "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions, current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include these transactions may not be consummated or the benefits contemplated there under achieved. Additional risks include, volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Regency Asset Overview

Regency Asset Map


CO
KS
PA
OK
AR
MS
AL
LA
TX
MAP LEGEND
Contract Compression Operating Base
Regency Gas System
Midcontinent Express Pipeline
Regency Regional Offices
Regency Corporate Headquarters – Dallas
Regency Gas Treating/ Processing Facility

Asset Summary[1]

Gathering Pipeline	5,595 miles
Treating/Processing Plants	9
Intrastate Pipeline[2]	450 miles
Interstate Pipeline[3]	515 miles
Contract Compression (HP)[4]	753,328

1 As of 12/31/2009
2 Via Haynesville Joint Venture, in which Regency has an approximate 49.99% interest
3 Via MEP Joint Venture, in which Regency has a 49.9% interest; also includes Gulf States Transmission, a 10-mile interstate pipeline that extends from Harrison County, Texas to Caddo Parish, Louisiana
4 Third-party revenue generating horsepower

Haynesville Shale Overview



Haynesville Shale is One of the Most Cost Effective Basins

REGENCY ENERGY PARTNERS

- The breakeven gas price for shale plays is substantially lower than the average conventional play due to lower costs associated with drilling of shale plays
- Shales with high liquid content have a lower breakeven threshold

North America Lowest Cost Producing Basins[1, 2]



$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$3.38
$3.41
$3.63
$3.68
$3.74
$3.79
$3.89
$4.59
$5.04
$5.45
$5.87
$6.47
$6.48
$6.78
$6.86
$8.05
$8.87
$10.26
Eagle Ford Shale
Granite Wash Horizontal
Haynesville Shale (Core)
Marcellus Shale - Horiz.
Huron Shale
Barnett Shale Core Area
Fayetteville Shale
Pinedale Anticline
Haynesville Shale (East TX)
Woodford Shale
Uinta Basin
Piceance Basin
Marcellus Shale - Vert.
Cotton Valley Sands
U.S. Average
Western Oklahoma
Powder River Basin (CBM)
Barnett Shale Western Extn
RGNC Presence in Selected Basins

1 Source: Credit Suisse "Energy in 2010: Endurance" December 23, 2009
2 Breakeven NYMEX prices for a 10% IRR on direct drilling and land costs

Development of the Haynesville Shale[1]

September 2008: Producing Wells	May 2010: Producing Wells
	
Haynesville Production as of Sept 2008: 80 MMcf/d	Haynesville Production as of May 2010: 2,500+ MMcf/d

Haynesville Shale Well Activity 2008
Texas
Louisiana
Producing Wells – 2008
Bossier Shale Trend
Haynesville Shale Trend

Haynesville Shale Well Activity 2010
Texas
Louisiana
Producing Wells -2010
Completing
Drilling
Permitted
Waiting
Bossier Shale Trend
Haynesville Shale Trend

Key Dates:

- Late 2007: Early rumors about natural gas discovery in Haynesville shale
- March 2008: Regency completes acquisition of Nexus Gas Holdings, expanding reach in north Louisiana and east Texas
- March - June 2008: Initial results from Haynesville production become public
- June 2008: Regency management commences development of plans for Haynesville expansion
- September 9, 2008: Regency announces Haynesville Expansion Project
- September 15, 2008: Lehman files for bankruptcy; collapse of MLP market ensues
- March 2009: Regency, Alinda Capital Partners and GE Energy Financial Services announce formation of joint venture to finance and construct Haynesville Expansion Project
- January 2010: Completion of Haynesville Expansion Project

1 RBC Capital Markets, Haynesville-Lower Bossier Shale Weekly, May 20, 2010, Regency internal analysis, EIA

Haynesville Joint Venture Partnership Structure

In March 2009, Regency formed a partnership with Alinda Capital Partners LLC ("Alinda") and an affiliate of GE Energy Financial Services to co-develop the Haynesville Expansion Project

- Regency contributed its RIGS asset, valued at $400 million
- Alinda and GE Energy Financial Services contributed a combined $653 million in cash to fund the project
- Initially, Regency owned 38%, Alinda owned 50% and GE Energy Financial Services owned 12%
- On 9/2/09, Regency purchased an additional 5% ownership interest in the Joint Venture from an affiliate of GE Energy Financial Services
- On 4/30/10, Regency purchased an approximate 7% ownership interest in the Joint Venture from an affiliate of GE Energy Financial Services, bringing Regency's ownership interest to approximately 49.99%

		Original JV Partnership Structure		Interim JV Partnership Structure		New JV Partnership Structure	
		Original Contribution	JV Ownership % (Original)	Buyback Contribution	JV Ownership % (As of 9/2/09)	Buyback Contribution	JV Ownership % (As of 5/1/10)
RIGS	Regency Energy Partners LP	$400 million contribution value →	38%	Paid $63 million for additional 5% ownership stake[2] →	43%	Paid $92 million for approximate 7% ownership stake[3] →	49.99%
Haynesville Expansion Project ($653[1] million)	Alinda Capital Partners LLC	$526.5 million cash →	50%		50%		50%
	Affiliate of GE Energy Financial Services	$126.5 million cash →	12%	Received $63 million for 5% of ownership stake →	7%	Received $92 million for approximate 7% ownership stake →	0.01%

1 Excludes capitalized interest and labor costs
2 Regency purchased an additional 5% ownership stake from an affiliate of GE Energy Financial Services on September 2, 2009
3 Regency purchased an approximate 7% ownership stake from an affiliate of GE Energy Financial Services on April 30, 2010

Haynesville Joint Venture Benefits

REGENCY ENERGY PARTNERS

- By forming the Haynesville Joint Venture, Regency successfully secured financing on terms accretive to unitholders in 2010

Key Highlights
▶ The formation of the Joint Venture satisfied Regency's commitment to finance and construct takeaway capacity from the Haynesville Shale ➢ Was a strategic "must" for Regency's assets in north Louisiana
▶ Firmly established the Joint Venture as a significant player in one of the most active natural gas plays in the United States
▶ Delevered Regency's balance sheet, providing sufficient liquidity to fund 2009 growth plans
▶ Regency received approximately $81 million from Joint Venture at closing for reimbursement of project costs incurred prior to closing
▶ Ability of Joint Venture to fund future expansions on its own balance sheet

RIGS and Regency's Presence in the Haynesville Shale

Regency Projects	Description	Completion Date
Base Project	▪ Added 1.1 Bcf/d of capacity with 46 miles of 36" pipe, 75 miles of 42" pipe and 14,200 HP of compression	▪ Completed January 2010
Red River Lateral	▪ $47 million pipeline extension increased capacity on RIGS ▪ Added approximately 100 MMcf/d of capacity, bringing total project capacity to ~1.2 Bcf/d	▪ Completed January 2010



Haynesville Expansion Project: $653mm
Red River Lateral: $47mm
Louisiana
Texas
Cass
Marion
Upshur
Gregg
Harrison
Rusk
Panola
Shelby
Nacogdoches
San Augustine
Angelina
Caddo
Bossier
Webster
Claiborne
Union
Morehouse
Lincoln
Bienville
Jackson
Ouachita
Richland
Caldwell
Franklin
Winn
De Soto
Red River
Natchitoches
Sabine
Grant
La Salle
Catahoula
Concordia
Rapides
Vernon
Avoyelles
Lisbon Plant
Dubach Plant
Dubberly Plant
Elm Grove Plant
Plant Facility
Bossier Shale Trend
Haynesville Shale Trend
Regency Intrastate Gas LP
Regency Field Services LP
Regency Field Services LP Logansport
Regency Gulf States Transmission corp
Regency Liquids Pipeline LP
Regency Intrastate Gas LP Proposed Bienville Loop 36 in
Regency Intrastate Gas LP Proposed-Winnsboro Loop 42 in
Elm Grove 36in
Red River Extension
0 5 10 20
Miles
REGENCY

1 The Haynesville Expansion Project, including the base project and Red River Lateral, was funded by the Haynesville Joint Venture, of which Regency currently owns 49.99%

Haynesville M&A Activity Has Been Robust in 2010

- Year-to-date, over $3.9 billion of midstream transactions have been announced in the Haynesville Shale

2010 Midstream Transactions		
Buyer	**Seller**	**Transaction**
CenterPoint Energy	encana natural gas	**May 3, 2010** $725+ MM Olympia & Magnolia Gathering Assets[1]
Regency Energy Partners	GE imagination at work	**April 30, 2010** $92 MM Transportation JV Ownership
Kinder Morgan Energy Partners, L.P.	Petrohawk Energy Corporation	**April 13, 2010** $1.75 B Gathering & Treating Assets[2]
Enterprise Products Partners L.P.	Momentum — Momentum is Midstream	**April 1, 2010** $1.2 B Gathering & Treating Assets
Energy Transfer	Tristate Midstream	**February 10, 2010** Gathering & Treating Assets

1 CenterPoint signed long-term agreement to provide gathering and treating services for Shell/Encana
2 JV transaction forms KinderHawk Field Services

What's Next for Haynesville?

REGENCY ENERGY PARTNERS

- Regency management believes that increased rig counts and volume growth in North America will disproportionately occur in shale plays, including the Haynesville and Bossier Shales
- Initial Production rates for Q1 2010 in the Haynesville and Bossier Shales have averaged 13.4 MMcfe/d, up 21% year-over-year [1]
  - Over the past two weeks, 33 new well results were reported, averaging 14.8 MMcfe/d (range: 3.4 - 24.2 MMcfe/d) [1]
- In the second quarter of 2010, there are 248 horizontal working rigs in east Texas and north Louisiana [2]
- Expanding producer presence and continued drilling in both the Haynesville and Bossier Shales create opportunities in gathering, transportation and compression for Regency

Regency placed the fully subscribed RIGS Haynesville Expansion Project in service, under budget, on January 27, 2010

1 RBC Capital Markets, Haynesville-Lower Bossier Shale Weekly, May 20, 2010
2 Tudor Pickering Holt & Company, TPH Weekly Rig Roundup, June 1, 2010

Q & A

